UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2015

Item 1. Report to Shareholders

Maryland Tax-Free Money Fund	February 28, 2015

The views and opinions in this report were current as of February 28, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Longer-term Maryland municipal bond prices rallied in the 12 months ended February 28, 2015, amid strong investor demand and a flattening yield curve. The Federal Reserve ended its asset purchase program in October 2014 on the back of improvements in the labor market and other aspects of the economy, and investors have shifted their focus to the timing of the Fed’s first rate hike. Yields on shorter-term U.S. Treasury securities climbed as investors anticipated the Fed’s policy tightening—possibly beginning as early as mid-2015—while longer-term Treasury yields defied market expectations and moved lower. Tax-free and taxable money market rates remained close to 0.00%. Lower-quality, longer-maturity revenue bonds outperformed higher-quality, short-maturity issues and general obligation (GO) debt, as investors continued to seek attractive yields in the ongoing low-rate environment. By primarily focusing on revenue bonds, the T. Rowe Price Maryland Tax-Free Funds generally performed in line with or better than their benchmarks in the fiscal year.

ECONOMY AND INTEREST RATES

Data on the U.S. labor market and other aspects of the economy continued to improve during the reporting period, as the unemployment rate dropped to 5.5% as of February 2015 from 6.7% 12 months earlier. The federal government’s latest available estimate of gross domestic product growth for the fourth quarter of 2014 showed that the economy expanded at a respectable 2.2% annual rate. Although this represented a slowdown from the 5.0% third-quarter 2014 growth pace, it was still far stronger than the 2.1% contraction in the first quarter of last year, which most economists attributed to severe winter weather. Inflation trends, meanwhile, remained benign. Plummeting oil prices in the second half of 2014 led to falling inflation rates—the consumer price index (CPI) declined 0.1% in the 12 months through January 2015, marking the first negative 12-month CPI reading since October 2009. However, core CPI, which excludes food and energy, rose 1.6% in the 12 months through January.

The Federal Reserve ended its large-scale asset purchases in October 2014, and investors’ attention since then has focused on when the central bank will make the initial increase in short-term lending rates. In her semiannual testimony before Congress in February, Fed Chair Janet Yellen said that the central bank will begin to evaluate an initial interest rate hike on a “meeting-by-meeting basis,” with policymakers basing their decision on the latest available economic data. While below-target inflation and global economic weakness could delay the Fed’s plans, central bank officials have repeatedly expressed their intent to begin tightening policy around midyear. However, we expect rate increases to occur at a measured pace and not necessarily at regular intervals. Absent a spike in Treasury yields, investor demand for tax-free income should continue to support municipal debt prices.

The difference between short- and long-term yields for both Treasuries and municipal debt decreased over the 12-month reporting period, flattening the yield curve for both asset classes amid benign inflation trends. In Treasuries, shorter-term yields climbed considerably, while yields on longer-term securities decreased even more significantly. For example, the yield on the 30-year Treasury “long bond” fell by 98 basis points in the reporting period. (One basis point equals 0.01 percentage points.) Municipal yields followed a similar pattern as yields climbed for shorter-term debt even as they decreased for long-maturity bonds. Money market yields remained anchored close to 0.00%. At the end of the reporting period, intermediate- and long-term municipal debt yielded more than comparable-maturity Treasuries, making them attractive as an alternative for taxable fixed income investors.

When Less Is Really More

Despite very low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

As an illustration of their relative attractiveness, on February 28, 2015, the 2.90% yield offered by a 30-year tax-free general obligation bond rated AAA was about 112% of the 2.60% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 5.12% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

MUNICIPAL MARKET NEWS

Demand outstripped supply in the municipal bond market for much of 2014 and provided a strong technical backdrop that helped support bond prices. Toward the end of the year, supply picked up as municipalities took advantage of declining interest rates that made refinancing more attractive. In 2014, total municipal bond issuance exceeded $330 billion, according to The Bond Buyer, which was approximately the same as full-year 2013 issuance. In the first two months of 2015, the volume of supply picked up significantly from comparable periods in previous years, with refundings rising significantly and new-money bonds seeing small increases. Inflows into the asset class were robust, with high yield and intermediate-term portfolios experiencing the most demand. The broad municipal bond market posted positive returns in every month in 2014 as well as in January 2015. However, that streak ended in February 2015, when elevated supply and a sell-off in Treasuries led to the first monthly loss for municipals since December 2013.

Municipal bond issuer fundamentals remain generally sound, as austerity-minded state and local government leaders have been conservative about adding to indebtedness since the financial crisis. According to data compiled by the Pew Charitable Trusts, total tax revenue collected by the 50 U.S. states has recovered from its steep decline following the financial crisis. However, while some states and localities have fared quite well, other states, such as Illinois, New Jersey, and Pennsylvania, are more challenged; Puerto Rico, a U.S. territory, is extremely challenged.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining very low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these securities have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Many states and cities, for example, are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. In contrast with the past, where the market has typically overlooked this long-term risk, we believe pension risks will become increasingly priced into the market over time. Part of our thinking is based on new reporting rules from the Governmental Accounting Standards Board that will bring more transparency to states’ funding gaps in the coming year. State and local municipalities will be required to report net liabilities directly on their balance sheets on a mark-to-market basis beginning in fiscal year 2015, as opposed to smoothing the value of plan assets over multiple years and relegating the number to financial statement footnotes.

Detroit and Puerto Rico are two municipal borrowers that have generated materially negative headlines at times over the last two years, but this had only a muted impact on the broad muni market in the reporting period. Market participants seemed to recognize that situations such as these are unique and that municipal bond market fundamentals were strong overall. In the case of Detroit, the U.S. Bankruptcy Court accepted in November 2014 the city’s plan to emerge from bankruptcy. The plan calls for 74% and 34% recovery rates for Detroit’s unlimited tax and limited tax GO debt holders, respectively, while retiree pension benefits remain largely intact. Although Detroit GO debt only represents a small portion of the municipal bond market, we have longer-term concerns about the precedent of pension beneficiaries receiving more favorable treatment than bondholders in a bankruptcy. This reinforces our strong preference for single-project revenue bonds that are secured by specified revenue-generating assets or dedicated taxes and are more insulated from pension funding risks.

Meanwhile, Puerto Rico continued to struggle with its finances, and the territory’s economic outlook deteriorated. In June 2014, the territory enacted the Puerto Rico Corporations Debt Enforcement & Recovery Act (Recovery Act), which would have allowed Puerto Rico’s public corporations, including electric utility PREPA, to restructure their debt. However, at the end of the reporting period, a federal judge struck down the Recovery Act as unconstitutional and ruled that Puerto Rico’s public corporations may not use the Recovery Act to restructure their debt. As Puerto Rico’s governmental issuers are not eligible to restructure their debts under Chapter 9 of the federal bankruptcy code, any negotiated settlement with creditors promises to be a chaotic process. Moody’s has since downgraded the commonwealth’s GO bonds to Caa1 from B2, with a negative outlook for all of Puerto Rico’s governmental and public corporation debt. The commonwealth is appealing the ruling, with arguments to be heard in May. We are closely following developments as growing uncertainty and increasing pressure on the commonwealth’s GO debt could send ripples across the broader municipal market. We continue to have no direct exposure to Puerto Rico in the Maryland Tax-Free Funds. Events such as Detroit’s bankruptcy and the ongoing developments in Puerto Rico highlight the need for diligent credit research and careful bond selection.

In terms of sector performance, revenue bonds handily outperformed local and state GOs during the reporting period. We continue to favor bonds backed by a dedicated revenue stream over GOs, with a preference for higher-yielding health care and transportation bonds. Among revenue bonds, the hospital and industrial revenue segments were among the best-performing areas, as investors favored higher-yielding issues. Revenue debt in the special tax and leasing sectors also generated healthy returns but trailed the revenue-bond leaders. In general, lower-quality municipal bonds outperformed higher-quality debt as higher yields attracted investors in the ongoing low-rate environment. Longer-maturity bonds also outperformed as the yield curve flattened over the reporting period.

MARYLAND MARKET NEWS

Maryland’s economic profile remains strong compared with other states. Marylanders are relatively prosperous—per capita personal income was 120% of the national average in 2013 (all data are the latest available), ranking it fifth. The state’s unemployment rate was 5.5% as of December 2014, better than the 5.6% national unemployment rate at that time and an improvement from an unemployment rate of 6.1% in December 2013. However, Maryland’s employment base grew at a pace that was below the national average.

Maryland’s finances appear to be plateauing. General fund revenues dropped 9% during the last recession and recovered in fiscal years 2011 and 2012, but they have shown lackluster growth in 2013 and 2014. In the latest audited fiscal year, ended June 30, 2014, Maryland’s general fund receipts were 3% ahead of where they were in the prior fiscal year, but they underperformed original budget expectations. Expense pressures led to a general fund deficit of $220 million (1%) in fiscal 2014. The state has always maintained a good cushion in its rainy day fund—on June 30, 2014, Maryland’s reserve fund held $773 million, representing a solid 5.1% of general fund revenues. The state balanced its budget for fiscal 2015 and the budget was delivered on time. Maryland’s rainy day fund is estimated to grow to $790 million as of June 30, 2015.

Maryland’s debt load is above the national average. According to Moody’s 2014 State Debt Medians, the state’s debt burden, at $10.6 billion, is in the upper third of all states when measured by debt per capita and only modestly better when measured on a debt-to-personal income basis. Debt service as a percentage of the budget remained manageable at 6.0% in fiscal 2014. However, as of June 30, 2014, Maryland’s State Employees Retirement and Pension System was only funded at 62% on an actuarial basis, while the Teachers’ Plan was 71% funded.

Maryland’s practice of not fully funding its actuarially calculated retirement contributions has led to a rise in its unfunded pension liability. As a result, Maryland faces fairly heavy unfunded liabilities for its pension plans, at $19 billion. Various modifications to benefits under these programs have been proposed to reduce liabilities and improve funding, and some have been recently adopted. We are closely monitoring these developments. Liabilities for retiree health programs were also high at $9.0 billion as of June 30, 2014.

Aside from these unfunded pension and OPEB liabilities, Maryland has a long history of responsible stewardship and prudent financial management. The state’s GO bonds are rated Aaa by Moody’s Investors Service and AAA by Standard & Poor’s and Fitch. All three rating agencies maintain stable outlooks.

PERFORMANCE AND PORTFOLIO STRATEGY REVIEW

Maryland Tax-Free Money Fund
Your fund generated a 0.01% return for the 12-month period ended February 28, 2015. Our performance slightly trailed the return for the Lipper Other States Tax-Exempt Money Market Funds Average. All money market rates continue to be closely tied to the Federal Reserve’s fed funds target rate of 0.00% to 0.25%. The Maryland Tax-Free Money Fund has performed in line with its competitors over the longer term.

Persistently low rates continue to suppress income for investors in the Maryland Tax-Free Money Fund. However, for the first time in more than six years, the possibility of higher rates looms on the investment horizon. The Fed, which has maintained a zero rate stance since the 2008 financial crisis, seems inclined to begin tightening monetary policy sometime in 2015. Most market observers feel that the U.S. economy is now strong enough for the Fed to lift rates this summer despite the absence of inflation.

Municipal money markets have yet to price in this sentiment. Over the past six months, the slope of the Maryland municipal money market yield curve steepened as overnight and seven-day yields moved lower by two to three basis points to 0.02% (100 basis points equal 1.00%), while the yield on one-year paper moved slightly higher by four basis points to 0.16%. Persistently strong demand for high-quality, short-dated Maryland investments explain much of this move. As expectations for a Fed liftoff build, we expect one-year yields to move much higher than current offerings. However, yields on shorter-term investments (one to three months) are likely to only react to an imminent rate hike.

The low interest rates over the last few years continue to contribute to a supply/demand imbalance as issuers chose to borrow for longer periods to lock in currently favorable financing costs, leading to less issuance to offset maturing debt. We have discussed this concern in prior letters, and at this time, we see no signs of abatement. Net new issuance of variable rate discount notes (VRDNs) has been negative since 2008. For example, in 2014, net new VRDN issuance was down nearly 9% after dropping 14% in 2013 and 13% in 2012. With these reductions in supply, investors have been left to be price-takers, and VRDN yields range from 0.01% to 0.03%. With the Fed poised to raise interest rates later this year, some investors seem inclined to take a wait-and-see approach, buying VRDNs and commercial paper with less than three-month maturities and anchoring the front end of the yield curve. However, long-maturity yields are drifting slightly higher.

Credit quality in Maryland continues to be quite strong relative to other states. Continuing our policy of only investing in the most highly rated credit, we have significant exposures to the health care (mostly hospitals), state and local general obligation, and housing revenue sectors. Some of our prominent positions in the portfolio include the State of Maryland General Obligations, Maryland Community Development Administration, and the Howard Hughes Medical Institute. Many of our VRDN issues continue to rely on higher-quality banks for credit enhancement, including Toronto Dominion Bank and Wells Fargo, while the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation back many of our housing bonds. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

With a Fed rate liftoff on the investment horizon, we are less inclined to invest in longer-maturity issuance, which we believe does not reflect our current interest rate expectations. As such, the fund’s weighted average maturity will move shorter until we believe the yield curve correctly prices in near-term rate increases. As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem to be of the utmost importance to our shareholders.

Finally, as we discussed in our last shareholder letter, the Securities and Exchange Commission rule changes affecting money market funds are expected to become effective in October 2016. T. Rowe Price is currently reviewing these rule changes and their ramifications for shareholders. For most shareholders, there will be minimal or no change to their investments. We intend to offer a full range of investing solutions for all of our shareholders, and we will write more on this very important topic as the situation unfolds.

Maryland Short-Term Tax-Free Bond Fund
The Maryland Short-Term Tax-Free Bond Fund returned 0.44% for the 12-month period ended February 28, 2015, slightly underperforming the Lipper Short Municipal Debt Funds Average of similarly managed funds. The fund’s net asset value ended the 12-month period one penny lower at $5.23. Dividend income of $0.03 per share for the fiscal year was also a penny lower than in the 12-month period ended February 28, 2014, reflecting the falling interest rate environment.

Our investment strategy changed slightly in the past six months. In general, we prefer to target higher-yielding revenue sectors versus GO bonds, and we target a neutral interest rate posture for your fund. Over time, we have learned to adapt and adjust this general strategy for this portfolio, as the periodic supply constraints in the short-maturity Maryland market limit our flexibility somewhat. Over the past six months, we decreased the portfolio’s interest rate sensitivity due to the prospect of rising interest rates later this year. The portfolio’s duration (a measure of interest rate sensitivity) and its weighted average maturity were both down slightly from six months ago. In addition, while we added a bit more to the health care sector, our greatest sector emphasis remained on the higher-quality general obligation sector.

Over the last six months, we began shifting our exposure to the yield curve into more of a “barbell” strategy that overweights short- and long-maturity securities and underweights intermediate-term debt. We chose to hold more short-term debt maturing within one year in order to offset the fund’s exposure to bonds in the seven-year part of the curve. We believe the difference in yield between one-year and seven-year bonds is very large, indicating that there is still value in this part of the curve. If the Fed begins to raise the overnight lending rate sometime this summer, we believe the difference in yields could collapse. Further, we also view this trade as a bit of insurance if unforeseen events cause the Treasury yield curve to flatten with long rates falling as a result of overseas monetary policy or economic weakness. We experienced a bit of this over the last six months. Despite having modest out-of-benchmark exposure to the longer end of the yield curve, more than 50% of the fund will be maturing in the next two years. We would welcome a higher interest rate environment to make new investments.

We have maintained a zero allocation to bonds issued by the Commonwealth of Puerto Rico, which are triple-tax-free for Marylanders but too risky, in our view. We have limited opportunities to buy other lower-rated, high-yielding Maryland tax-exempt debt given the state’s high credit rating. Investment-grade issues represented 98% of the portfolio at the end of the period.

We added to our holdings in the health care and education segments over the past six months as supply allowed. We funded the shift by reducing our stake in state-issued GOs and leasing bonds. We are always looking for ways to diversify away from the state. In the last six months, most of our purchases were in the hospital sector. We added to the University of Maryland Medical Center, MedStar Health, LifeBridge Health, Western Maryland Health System, Anne Arundel Health System, and Greater Baltimore Medical Center. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Short-term returns have suffered relative to other parts of the municipal market as the yield curve flattened, with short-term yields moving slightly higher while long-term yields declined. In an effort to keep a steady level of tax-free income for our shareholders, we will continue to invest in higher-income opportunities as they present themselves. Our goal is to drive returns by investing in sectors that offer incremental yield, and we think we will have better opportunities moving forward.

Looking ahead, we expect periods of considerable yield volatility on short-term bonds. We believe that the Fed will increase the fed funds rate later this year and that yields on short-term bonds will move higher. However, we hesitate to get overly bearish on short-term bonds because we don’t think we are at the beginning of a protracted move to a materially higher federal funds rate. We are sure the Fed wants the overnight rate higher than it is today, but not high enough to significantly do damage to the bond market and, more importantly, the economy.

Maryland Tax-Free Bond Fund
The Maryland Tax-Free Bond Fund returned 6.72% in its fiscal year ended February 28, 2015, with a gain of 2.47% in the last six months—both results outperformed the Lipper peer group average. Our strong performance versus the benchmark stemmed from yield curve positioning, sector allocation decisions, an emphasis on revenue bonds, and the fund’s below-average fees. In addition, our zero exposure to any Puerto Rico bonds enhanced our relative returns as Puerto Rico bond prices churned lower during the past year. Our conservative interest rate positioning slightly detracted from relative returns over the past 12 months.

Longer term, your fund continued to compare very favorably with its competitors. Lipper ranked the Maryland Tax-Free Bond Fund first in its peer group for the 3-, 5-, and 10-year periods ended February 28, 2015. (Based on cumulative total return, Lipper ranked the Maryland Tax-Free Bond Fund 7 of 31, 1 of 30, 1 of 29, and 1 of 20 funds in the Maryland municipal debt funds universe for the 1-, 3-, 5-, and 10-year periods ended February 28, 2015, respectively. Past performance cannot guarantee future results.)

The fund’s net asset value was $10.97 at the end of the reporting period, gaining $0.31 over the past 12 months. Dividends per share contributed $0.40 to the fund’s annual total return, which was unchanged compared with the prior 12-month period. Despite broader credit concerns focused on problems with Detroit and Puerto Rico, the fund benefited from falling long-term interest rates.

In the current market environment, and given the shape of the yield curve, we believe there is still value in longer-maturity debt. Lower rates and the flattening of the yield curve to date have injected a bit more caution into our investment strategy, however, and we have tempered our enthusiasm for the longest-term bonds and shifted our investment emphasis closer to the 15- to 20-year maturities. We trimmed the fund’s weighted average maturity to 15.4 years from 16.0 years, while our duration was unchanged from six months ago.

Late in the reporting period, we made several notable additions in the 15- to 20-year area, including purchases of MedStar Health and Western Maryland Health System. Many of our long-maturity holdings were our best performers over the past 12 months. Although our moderately more conservative positioning has recently detracted a bit from the fund’s relative performance as interest rates have declined, we expect that upward pressure on longer-term rates will resume in the not-too-distant future. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In terms of sector positioning, we continued to focus on revenue sectors with a heavy emphasis on health care (mostly hospitals), which has benefited the portfolio over the past year. Health care bonds typically offer higher-than-average yields. Maryland has many well-run hospitals, and its unique reimbursement environment improves the risk/reward potential in this sector. A number of hospital holdings were among our top performers for the past year. Our preference for revenue sectors stems from the relative security of specific claims on revenues versus the generic pledges of taxing power associated with general obligations.

Our quality mix was little changed over the past six-month period. We favor A rated bonds for the premium yield this sector generally offers. Although we added several A rated holdings to the portfolio, maturities and calls unfortunately removed a few of our seasoned holdings from this quality segment. On the higher-quality side, our position in prerefunded holdings grew nearly four percentage points to 12.6% of the portfolio, as overall low rates allowed issuers to advance fund or refinance a few of our seasoned holdings.

In contrast with the previous six-month period, our zero exposure to Puerto Rico boosted relative returns. Given the dim prospects for investors gaining a full return of their investment in Puerto Rico bonds, we expect to continue avoiding all Puerto Rico holdings for the foreseeable future. We will continue to evaluate Puerto Rico’s ability to repair its fiscal situation. As always, we will focus on the Maryland municipal market’s best long-term prospects, led by T. Rowe Price’s strong credit research capabilities and our fundamentals-driven investment process.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While fundamentals are sound overall and technical support should persist, there could be hurdles in 2015. In particular, with the Fed preparing to tighten monetary policy, we are mindful that rising rates would likely weaken the appetite for bonds with higher interest rate risk.

In addition, while we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have some longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the financial crisis, insufficient plan contributions, and unrealistic return projections. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

History has shown that when negative headlines spark a broad muni sell-off, cheap valuations tend to be short-lived. Investors quickly return to take advantage of more attractive taxable-equivalent yields and the opportunity to purchase high-quality securities at a discount. We believe this resilience will endure, but it is critical to possess the fundamental research prowess to avoid the deteriorating credits at the center of any storm. Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment.

As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

March 13, 2015

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The Maryland Tax-Free Funds are less diversified than those investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

Barclays 1–3 Year Municipal Bond Index: A broadly diversified index of state-issued general obligation tax-exempt bonds with maturities of one to three years.

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper.

Other post-employment benefits liability (OPEB): Benefits paid to an employee after retirement, such as premiums for life and health insurance.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue bonds: Bonds issued to fund specific projects, such as airports, bridges, hospitals, and toll roads, where a portion of the revenue generated is used to service the interest payments on the bond.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Variable rate demand note (VRDN): Generally, a debt security that requires the issuer to redeem at the holder’s discretion on a specified date or dates prior to maturity. Upon redemption, the issuer pays par to the holder who loses future coupon payments that might otherwise be due. VRDNs might be especially attractive at times of rising rates, to protect against interest rate risk by redeeming at par value and reinvesting proceeds in a new bond.

Weighted average life: In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities such as Treasuries or municipal securities. Securities with longer maturities usually a have higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Year Ended 2/28/15	2/28/14	2/28/13	2/29/12	2/28/11
NET ASSET VALUE					
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities					
Net investment income[1]	–[2][3]	–[2][3]	–[2][3]	–[2][3]	–[2][3]
Net realized and unrealized gain / loss	–[2]	–[2]	–[2]	–[2]	–[2]
Total from investment activities	–[2]	–[2]	–[2]	–[2]	–[2]
Distributions					
Net investment income	–[2]	–[2]	–[2]	–[2]	–[2]
NET ASSET VALUE					
End of Period	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**

Ratios/Supplemental Data					
Total return[4]	**0.01%[3]**	**0.01%[3]**	**0.01%[3]**	**0.01%[3]**	**0.01%[3]**
Ratio of total expenses to average net assets	0.08%[3]	0.13%[3]	0.18%[3]	0.22%[3]	0.31%[3]
Ratio of net investment income to average net assets	0.01%[3]	0.01%[3]	0.01%[3]	0.01%[3]	0.01%[3]
Net assets, end of period (in thousands)	$ 135,522	$ 128,001	$ 120,739	$ 126,703	$ 149,852

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Includes the effect of voluntary management fee waivers of 0.50%, 0.45%, 0.41%, 0.35% and 0.24% of average net assets for the years ended 2/28/15, 2/28/14, 2/28/13, 2/29/12 and 2/28/11, respectively (See Note 5).

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par	$ Value
OTHER COMMERCIAL PAPER 10.9%		
Baltimore County, BAN, GO, TECP, 0.04%, 4/6/15	1,500	1,500
Baltimore County, BAN, GO, TECP, 0.06%, 5/18/15	2,000	2,000
Maryland HHEFA, Johns Hopkins Health System TECP, 0.04%, 4/2/15	1,000	1,000
Maryland HHEFA, Johns Hopkins Health System TECP, 0.04%, 4/6/15	1,000	1,000
Maryland HHEFA, Johns Hopkins Health System TECP, 0.05%, 3/2/15	2,000	2,000
Maryland HHEFA, Johns Hopkins Health System TECP, 0.05%, 3/3/15	1,500	1,500
Maryland HHEFA, Johns Hopkins Univ., TECP, 0.05%, 5/6/15	2,200	2,200
Montgomery County, GO, TECP, 0.03%, 3/3/15	2,000	2,000
Montgomery County, GO, TECP, 0.04%, 4/6/15	1,500	1,500
Total Other Commercial Paper (Cost $14,700)		14,700
OTHER MUNICIPAL DEBT 39.2%		
Anne Arundel County, Consolidated General Improvement GO, 5.00%, 3/1/15	1,000	1,000
Anne Arundel County, Consolidated General Improvement GO, 5.00%, 4/1/15	1,500	1,506
Anne Arundel County, Consolidated General Improvement GO, 5.00%, 4/1/15	2,100	2,109
Anne Arundel County, Water & Sewer, GO, 3.50%, 4/1/15	1,000	1,003
Baltimore County, Consolidated Public Improvement GO, 5.00%, 8/1/15	300	306
Baltimore County, Metropolitan Dist. 70th Issue, GO 5.00%, 9/1/15	250	256
Calvert County, Consolidated Public Improvement, GO 5.00%, 4/1/15	250	251
Charles County, Consolidated Public Improvement, GO 4.00%, 3/1/15	1,000	1,000
Charles County, Consolidated Public Improvement, GO 4.00%, 10/1/15	1,310	1,340
Charles County, Consolidated Public Improvement, GO 5.00%, 4/1/15	100	100

Charles County, Consolidated Public Improvement, GO 5.00%, 3/1/16	300	314
Frederick County, GO, 2.00%, 8/1/15	950	958
Frederick County, Public Fac., GO, 5.00%, 7/1/15	1,000	1,016
Harford County, Consolidated Public Improvement, GO 5.00%, 3/15/15	1,000	1,002
Howard County, GO, 5.00%, 8/15/15	1,100	1,125
Maryland, State & Local Fac., GO, 2.25%, 3/15/15	250	250
Maryland, State & Local Fac., GO, 3.00%, 3/15/15	2,925	2,928
Maryland, State & Local Fac., GO, 5.00%, 3/15/15	1,175	1,177
Maryland, State & Local Fac., GO, 5.00%, 7/15/15	500	509
Maryland, State & Local Fac., GO, 5.00%, 8/1/15	1,600	1,633
Maryland, State & Local Fac., GO, 5.00%, 8/1/15	250	255
Maryland DOT, Consolidated, 3.00%, 6/15/15	2,380	2,400
Maryland DOT, Consolidated, 5.00%, 3/1/15	150	150
Maryland HHEFA, Johns Hopkins Health System, 5.00%, 5/15/15	100	101
Maryland HHEFA, Johns Hopkins Health System, 5.00%, 7/1/15	575	584
Montgomery County, Consolidated Public Improvement GO, 5.00%, 5/1/15	150	151
Montgomery County, Consolidated Public Improvement GO, 5.00%, 6/1/15	100	101
Montgomery County, Trinity Health, 0.08%, 3/2/15	10,000	10,000
Prince George's County, Consolidated Public Improvement GO, 5.00%, 9/15/15	3,260	3,346
Prince George's County, COP, 4.00%, 10/15/15	3,000	3,071
Univ. System of Maryland, Auxiliary Fac. & Tuition 4.00%, 4/1/15	400	401
Univ. System of Maryland, Auxiliary Fac. & Tuition 4.00%, 4/1/15	1,100	1,104
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/15	875	879
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/15	1,100	1,105

Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/15	2,015	2,024
Washington Suburban Sanitary Dist., Consolidated Public Improvement, GO, 3.00%, 6/1/15	650	655
Washington Suburban Sanitary Dist., Consolidated Public Improvement, GO, 4.00%, 6/1/15	235	237
Washington Suburban Sanitary Dist., Consolidated Public Improvement, GO, 5.00%, 6/1/15	250	253
Washington Suburban Sanitary Dist., Sewerage Disposal GO, 5.00%, 6/1/15	200	202
Wells Fargo Stage Trust, Metropolitan Washington Airports Auth., 0.18%, 7/9/15 (1)(2)	5,800	5,800
Wicomico County, Consolidated Public Improvement GO, 4.00%, 9/1/15	540	550
Total Other Municipal Debt (Cost $53,152)		53,152

VARIABLE RATE DEMAND NOTES 53.3%

Harris County Health Fac. Dev. Corp., Houston Methodist Hosp. VRDN, 0.02%, 3/2/15	4,900	4,900
Illinois Fin. Auth., Northwestern Memorial Hosp. VRDN, 0.02%, 3/2/15	1,600	1,600
Jackson County, Chevron, PCR, VRDN, 0.01%, 3/2/15	700	700
Maryland CDA, Hopkins Village Apartments, Multi-Family VRDN, 0.02%, 3/6/15	3,000	3,000
Maryland CDA, Kirkwood House Apartments, Multi-Family VRDN, 0.02%, 3/6/15	5,000	5,000
Maryland CDA, Park View at Catonsville, Multi-Family VRDN 0.03%, 3/6/15 (2)	4,750	4,750
Maryland CDA, Residential, VRDN, 0.02%, 3/6/15 (2)	400	400
Maryland CDA, Residential, VRDN, 0.02%, 3/6/15 (2)	1,200	1,200
Maryland CDA, Residential, VRDN, 0.03%, 3/6/15 (2)	1,600	1,600
Maryland Econ. Dev. Corp., Howard Hughes Medical Institute VRDN, 0.01%, 3/6/15	7,300	7,300
Maryland Econ. Dev. Corp., Howard Hughes Medical Institute VRDN, 0.01%, 3/6/15	900	900

Maryland HHEFA, Health Pool 85 A & B, VRDN, 0.02%, 3/6/15	500	500
Maryland HHEFA, Health Pool 85 A & B, VRDN, 0.02%, 3/6/15	3,200	3,200
Maryland HHEFA, Johns Hopkins Univ., VRDN, 0.01%, 3/6/15	3,850	3,850
Maryland HHEFA, Univ. of Maryland Medical System VRDN, 0.01%, 3/2/15	1,235	1,235
Maryland HHEFA, Univ. of Maryland Medical System VRDN, 0.02%, 3/6/15	2,180	2,180
Maryland HHEFA, Univ. of Maryland Medical System VRDN, 0.03%, 3/6/15	4,500	4,500
Maryland Transportation Auth., BWI Airport, VRDN 0.03%, 3/6/15 (2)	2,500	2,500
Missouri HEFA, Washington Univ., VRDN, 0.02%, 3/2/15	1,000	1,000
Montgomery County, BAN, GO, VRDN, 0.01%, 3/2/15	1,300	1,300
Montgomery County, BAN, GO, VRDN, 0.02%, 3/2/15	800	800
Montgomery County Housing Opportunities Commission Canterbury Apartments, VRDN, 0.02%, 3/6/15	950	950
Montgomery County Housing Opportunities Commission Multi-Family, VRDN, 0.04%, 3/6/15	4,680	4,680
Montgomery County Housing Opportunities Commission Oakfield Apartments, VRDN, 0.04%, 3/6/15 (2)	9,350	9,350
Washington Suburban Sanitary Dist., GO, VRDN, 0.02%, 3/6/15	3,300	3,300
Washington Suburban Sanitary Dist., GO, VRDN, 0.02%, 3/6/15	600	600
Washington Suburban Sanitary Dist., GO, VRDN, 0.02%, 3/6/15	1,000	1,000
Total Variable Rate Demand Notes (Cost $72,295)		72,295
Total Investments in Securities		
103.4% of Net Assets (Cost $140,147)		**$ 140,147**

‡ Par is denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $5,800 and represents 4.3% of net assets.

(2) Interest subject to alternative minimum tax

BAN Bond Anticipation Note

CDA Community Development Administration/Authority

COP Certificate of Participation

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Tax-Free Money Fund (the fund) is a diversified, open-end management investment company established by the trust. The fund commenced operations on March 30, 2001. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and Maryland state and local income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On February 28, 2015, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended February 28, 2015 and February 28, 2014, totaled $13,000 and $13,000, respectively, and were characterized as tax-exempt income for tax purposes. At February 28, 2015, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. The fund’s available capital loss carryforwards as of February 28, 2015, expire as follows: less than $1,000 in fiscal 2019; less than $1,000 have no expiration.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2015, the effective annual group fee rate was 0.29%.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived or reimbursed under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended February 28, 2015, management fees waived and operating expenses reimbursed totaled $646,000.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 28, 2015, expenses incurred pursuant to these service agreements were $95,000 for Price Associates and $53,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and
Shareholders of Maryland Tax-Free Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Maryland Tax-Free Money Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 15, 2015

Tax Information (Unaudited) for the Tax Year Ended 2/28/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $13,000 which qualified as exempt-interest dividends.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Trustees and Officers

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1986	present); Director and Advisory Board Member, Deutsche Bank North
[165]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[165]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties
2013	(2009 to present); Chairman of the Board (2005 to present) and
[165]	Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2013	telecommunications companies (2008 to 2011); Advisory Board
[165]	Member, Pipeline Crisis/Winning Strategies, a collaborative
working to improve opportunities for young African Americans
(1997 to present)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[165]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[165]

*Each independent trustee serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Director and Vice President, T. Rowe Price Trust Company; Vice
(1959)	President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
2015	International; Vice President, State Tax-Free Income Trust
[54]

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With State Tax-Free Income Trust	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Senior Municipal Credit
Research Analyst, Barclays (to 2011)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sarah J. Engle (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Program Examiner and
Policy Analyst, Office of Management & Budget
(to 2012); Analyst, Moody’s Investors Service
(to 2010)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alexander S. Obaza (1981)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Chief Legal Officer, Vice President, and
Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, North American Head of
Listed Derivatives Operation, Morgan Stanley
(to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,042,000 and $1,862,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 17, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date April 17, 2015